UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2023

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Securities Purchase Agreement

On March 13, 2023, Senseonics Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with PHC Holdings Corporation (“PHC”), pursuant to which the Company issued and sold to PHC in a private placement (the “Private Placement”) a warrant (the “Purchase Warrant”) to purchase an aggregate of 15,425,750 shares of the Company’s common stock, $0.001 par value per share (the “Purchase Warrant Shares”). The purchase price of the Purchase Warrant was approximately $0.97 per Purchase Warrant Share, representing the undiscounted, trailing 10-day volume weighted average price of the Company’s common stock through March 10, 2023. The Purchase Warrant is a “pre-funded” warrant with a nominal exercise price of $0.001 per Purchase Warrant Share. The issuance of the Purchase Warrants enables PHC to maintain, as of the closing of the transaction, a 15% beneficial ownership for purposes of the Investor Rights Agreement, dated August 9, 2020, between the Company and PHC.

The Private Placement closed on March 13, 2023 (the “Private Placement Closing Date”). On the Private Placement Closing Date, the Company received aggregate gross proceeds of $15.0 million, before deducting private placement expenses payable by the Company.

The foregoing descriptions of the Securities Purchase Agreement, the Purchase Warrant and the Purchase Warrant Shares do not purport to be complete and are qualified in their entirety by reference to the Securities Purchase Agreement and the Purchase Warrant, copies of which are filed herewith as Exhibits 10.1 and 10.3, respectively, and incorporated by reference herein.

Exchange Agreement

Also on March 13, 2023, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with PHC, pursuant to which PHC has agreed to exchange (the “Exchange”) its $35.0 million aggregate principal amount of the Company’s senior secured convertible notes due October 31, 2024 issued on August 9, 2020 (the “PHC Notes”), including all accrued and unpaid interest thereon, for an additional warrant (the “Exchange Warrant”) to purchase up to 68,525,311 shares of the Company’s common stock, $0.001 par value per share (the “Exchange Warrant Shares”). The Exchange is expected to close on or about April 1, 2023, subject to customary closing conditions for a transaction of this type.

The Exchange Warrant is a “pre-funded” warrant with a nominal exercise price of $0.001 per Exchange Warrant Share. The number of Exchange Warrant Shares represents the number of shares of common stock previously issuable upon conversion of the PHC Notes, in accordance with the original terms of the notes, including a number of shares in respect of accrued and unpaid interest through the closing date, plus additional shares with a value of $675,000 reflecting a portion of the future interest payments forgone by PHC.

The foregoing descriptions of the Exchange, the Exchange Agreement, the Exchange Warrant and the Exchange Warrant Shares do not purport to be complete and are qualified in their entirety by reference to the Exchange Agreement (including the form of Exchange Warrant which is attached as Exhibit A thereto), a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

In connection with the entry into the Securities Purchase Agreement and the Exchange Agreement, the Company and PHC also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to register the resale of the Exchange Warrant Shares and the Purchase Warrant Shares (collectively, the “Warrant Shares”), pursuant to a registration statement on Form S-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”). Pursuant to the Registration Rights Agreement, the Company has agreed to file the Registration Statement no later than May 15, 2023, and to have it declared effective no later than 90 days thereafter.

In addition, pursuant to the Registration Rights Agreement, in certain circumstances and subject to certain conditions, the holders of the Warrant Shares are entitled to certain demand and piggy-back registration rights. The Registration Rights Agreement contains customary other terms and conditions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.1 and incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

The Exchange and the issuance of the Exchange Warrant are being made in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), as an issuance of securities to an existing securityholder of the Company exclusively in exchange for securities of the Company and no further consideration, and Section 4(a)(2) of the Securities Act as an issuance to a single, sophisticated “accredited investor” (as defined in Regulation D of the Securities Act) in a transaction not involving a public offering.

The Purchase and the issuance of the Purchase Warrant are being made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as an issuance to a single, sophisticated “accredited investor” (as defined in Regulation D of the Securities Act) in a transaction not involving a public offering.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the securities described herein and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. The offer, issuance and sale of the securities issued or issuable in the Private Placement and Exchange, respectively have not been, and will not be, registered under the Securities Act or any state securities laws, and unless so registered, such securities may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Registration Rights Agreement, dated March 13, 2023, by and between Senseonics Holdings, Inc. and PHC Holdings Corporation.
10.1	Securities Purchase Agreement, dated March 13, 2023, by and between Senseonics Holdings, Inc. and PHC Holdings Corporation.
10.2	Exchange Agreement, dated March 13, 2023, by and between Senseonics Holdings, Inc. and PHC Holdings Corporation.
10.3	Common Stock Purchase Warrant, dated March 13, 2023.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2023	SENSEONICS HOLDINGS, INC.

	By:	/s/ Rick Sullivan
	Name:	Rick Sullivan
	Title:	Chief Financial Officer